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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ---------------------

                                   FORM 8-K

                            ---------------------

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) April 14, 1999

                            ---------------------

                            SFX ENTERTAINMENT, INC.
            (Exact name of registrant as specified in its charter)




            DELAWARE                  0-24017           13-3977880
  (State or other jurisdiction     (Commission       (I.R.S. Employer
         of incorporation)          File No.)       Identification No.)


                              650 MADISON AVENUE
                                  16TH FLOOR
                           NEW YORK, NEW YORK 10022
                         (Address, including zip code,
                        of principal executive offices)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 838-3100




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                            SFX ENTERTAINMENT, INC.


ITEM 5. OTHER EVENTS.

     This Current Report on Form 8-K is being filed for the purpose of filing historical financial statements of certain acquired businesses and the unaudited pro forma condensed combined financial statements of SFX Entertainment, Inc. and its subsidiaries ("SFX" or the "Company") at and for the year ended December 31, 1998, giving effect to certain acquisitions and financial transactions since January 1, 1998 in each case, as more fully described in the unaudited pro forma condensed combined financial statements attached hereto as Exhibit 99.1 and incorporated by reference herein.

     To date in 1999, SFX completed the following transactions:


EQUITY OFFERING

     On February 18, 1999, SFX consummated an offering of 4,949,000 shares of the Company's Class A Common Stock at an offering price of $55.50 per share (the "Equity Offering") and received net proceeds of approximately $263.7 million. SFX used the proceeds to finance certain of the 1999 Acquisitions, as described below.


1999 ACQUISITIONS


 Cellar Door

     On February 19, 1999, SFX purchased all of the issued and outstanding capital stock of the Cellar Door group of companies for a purchase price of $70.0 million in cash, 346,238 shares of SFX Class A Common Stock with a value of $20.0 million, and $8.5 million payable in five equal annual installments beginning on the first anniversary of the closing date. In addition, SFX issued to the seller options to purchase 100,000 shares of Class A Common Stock. SFX financed the acquisition with the proceeds of the Equity Offering.


 Nederlander

     On March 16, 1999, SFX acquired certain interests in seven venues and other assets of Nederlander for an aggregate purchase price of approximately $95.6 million in cash. The agreement relating to the venues in Cincinnati requires SFX to make an earn-out payment to the sellers in the year 2000 of up to $3.2 million depending on the level of earnings generated by the operation of one of the acquired venues (the Crown Arena). If SFX sells or transfers any of the interests in the Crown Arena within ten years of the closing, SFX will be obligated to pay a portion of the consideration it receives to the sellers of Nederlander. The agreement relating to another of the acquired venues (the Mesa del Sol Centre for the Performing Arts) provides for earn-out payments based on the financial performance of this venue. SFX financed the acquisition with the proceeds of the Equity Offering and borrowings under its senior credit facility.


 Marquee

     On March 16, 1999, a wholly owned subsidiary of SFX was merged with and into The Marquee Group, Inc. and Marquee became a wholly owned subsidiary of SFX. In connection with the merger, SFX issued 1,402,038 shares of Class A Common Stock with a value of approximately $81.7 million and repaid approximately $33.5 million of Marquee's debt. SFX financed the acquisition with borrowings under its senior credit facility.


 Other Acquisitions

     During 1999, SFX also completed the acquisitions of: The Entertainment Group, Inc., a concert and theatrical producer and promoter with operations in Chicago and Mexico City; Integrated Sports International, Inc., a full-service sports marketing company; and a company involved in business


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management and tour production in music and the performing arts. In addition,
SFX entered into a long-term marketing and consulting agreement with respect to the Rosemont Horizon and Rosemont Theater and purchased the Mammoth Theater in Denver, Colorado. The total consideration for these acquisitions and the long-term marketing and consulting agreement consisted of approximately $68.6 million in cash of which $6.5 million is held in escrow and 95,177 shares of SFX Class A Common Stock with a value of approximately $5,233,000. SFX financed these acquisitions with the proceeds from the Equity Offering. In addition, SFX may be required to make additional payments of up to $13.0 million in cash and 50,000 shares of Class A Common Stock based on the financial performance of certain of these acquired companies.


     The acquisitions of Cellar Door, certain assets of Nederlander, Marquee and the other acquisitions consummated during the first quarter of 1999 are collectively referred to herein as the "1999 Acquisitions." Capitalized terms and references herein to the "1998 Acquisitions" are defined and described in the Company's Form 10-K for the year ended December 31, 1998. The Equity Offering, together with SFX's senior credit facility, Senior Subordinated Notes and SFX's May 1998 equity offering are referred to herein as the "Financings."


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


     C. Exhibits.





DESCRIPTION                                                                         EXHIBIT
--------------------------------------------------------------------------------   --------
Consent of Ernst & Young LLP                                                          23.1

Consent of Arthur Andersen LLP                                                        23.2

Consent of PricewaterhouseCoopers, LLP                                                23.3

Unaudited Pro Forma Condensed Combined Financial Statements                           99.1

Consolidated Financial Statements of PACE Entertainment Corporation and               99.2
Subsidiaries; Consolidated Financial Statements of Pavilion Partners; Combined
Financial Statements of Contemporary Group; Combined Financial Statements
of The Album Network, Inc. and Affiliated Companies; Consolidated Financial
Statements of BG Presents, Inc. and Subsidiaries; Combined Financial Statements
of Concert/Southern Promotions and Affiliated Companies; Combined Financial
Statements of Falk Management Enterprises, Inc.; Combined Financial Statements
of Blackstone Entertainment LLC; Consolidated Financial Statements of
The Marquee Group, Inc.; Combined Financial Statements of Alphabet City
Sports Records, Inc. and Alphabet City Industries, Inc.; Consolidated Financial
Statements of Cambridge Holding Corporation, Inc. and Subsidiary; and
Combined Financial Statements of Tollin-Robbins Entertainment

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SFX ENTERTAINMENT, INC.



Dated: April 14, 1999            By: /s/   Howard J. Tytel
                                    ----------------------------
                                    Name:  Howard J. Tytel
                                    Title: Executive Vice President, General
                                           Counsel, Secretary and
                                           Member of the Office of the Chairman










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                                 EXHIBIT INDEX




DESCRIPTION                                                                         EXHIBIT
--------------------------------------------------------------------------------   --------
Consent of Ernst & Young LLP                                                         23.1

Consent of Arthur Andersen LLP                                                       23.2

Consent of PricewaterhouseCoopers LLP                                                23.3

Unaudited Pro Forma Condensed Combined Financial Statements                          99.1

Consolidated Financial Statements of PACE Entertainment Corporation and              99.2
Subsidiaries; Consolidated Financial Statements of Pavilion Partners; Combined
Financial Statements of Contemporary Group; Combined Financial Statements
of The Album Network, Inc. and Affiliated Companies; Consolidated Financial
Statements of BG Presents, Inc. and Subsidiaries; Combined Financial Statements
of Concert/Southern Promotions and Affiliated Companies; Combined Financial
Statements of Falk Management Enterprises, Inc.; Combined Financial Statements
of Blackstone Entertainment LLC; Consolidated Financial Statements of
The Marquee Group, Inc.; Combined Financial Statements of Alphabet City
Sports Records, Inc. and Alphabet City Industries, Inc.; Consolidated Financial
Statements of Cambridge Holding Corporation, Inc. and Subsidiary; and
Combined Financial Statements of Tollin-Robbins Entertainment


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